                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant /X/
Filed by a party other than the registrant / /

Check the appropriate box:
/ / Preliminary proxy statement                              / /      Confidential, for Use of the Commission Only (as
                                                                      permitted by Rule 14a-6(e)(2))

/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              FLORSHEIM GROUP INC.
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
         /X/      No fee required.
         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         / / Fee paid previously with preliminary materials.

         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, schedule or registration statement no.:

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         (3) Filing party:

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         (4) Date filed:

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

                              FLORSHEIM GROUP INC.

                                [FLORSHEIM LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The 2001 annual meeting of the stockholders of Florsheim Group Inc. (the "Company") will be held at 10:00 a.m., local time, on Wednesday, May 16, 2001, at the Swissotel, 323 East Wacker Drive, Chicago, Illinois, for the following purposes:

    I. To elect ten directors;

   II. To approve an amendment to the Company's 1994 Stock Option Plan; and

  III. To transact such other business as may properly come before the meeting or at any adjournment thereof.

The Board of Directors has fixed March 20, 2001 as the record date for the 2001 annual meeting. Accordingly, only stockholders of record at the close of business on such date will be entitled to notice of the meeting and to vote at the meeting and any adjournments thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Larry R. Solomon
                                          Secretary

April 12, 2001.

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              FLORSHEIM GROUP INC.
                            200 NORTH LASALLE STREET
                          CHICAGO, ILLINOIS 60601-1014
                            ------------------------

                                PROXY STATEMENT
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Florsheim Group Inc. ("Florsheim" or the "Company"), 200 North LaSalle Street, Chicago, Illinois 60601-1014, for use during the 2001 annual meeting of stockholders and at any adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice of annual meeting of stockholders.

     The cost of solicitation of proxies will be borne by Florsheim. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegram by officers, directors or employees of Florsheim or its subsidiaries who will not be specially compensated for such services. In addition, Florsheim has engaged Morrow & Co. to assist in the solicitation from brokers, bank nominees and institutional holders for a fee of $5,000 plus out-of-pocket expenses. The notice of meeting, this proxy statement, the form of proxy and Florsheim's 2000 annual report to stockholders, which includes financial statements for the fiscal year ended December 30, 2000, are expected to be mailed to stockholders on or about April 12, 2001. A list of the stockholders of the Company entitled to vote at the Meeting will be available for inspection at the Company's offices during normal business hours by any stockholder for the ten days prior to the Meeting.

                             VOTING AT THE MEETING

     Holders of shares of common stock of Florsheim, without par value ("Common Stock"), of record at the close of business on March 20, 2001 (the "Record Date") are entitled to vote at the Meeting. On the Record Date there were 8,483,651 shares of Common Stock outstanding. Each stockholder entitled to vote shall have the right to one vote for each share of Common Stock outstanding in such stockholder's name.

     The Company presently has no other class of stock outstanding and entitled to vote at the Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting constitutes a quorum. The election of directors requires a plurality of the votes cast. The amendment to the Company's 1994 Stock Option Plan requires the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon. A majority of the votes cast, a quorum being present, generally is required to take action with respect to any other matter that may properly be brought before the Meeting.

     Shares cannot be voted at the Meeting unless the holder of record is present in person or by proxy. The enclosed proxy form is a means by which a stockholder may authorize the voting of his or her shares at the Meeting. The shares of Common Stock represented by each properly executed proxy form will be voted at the Meeting in accordance with each stockholder's directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy form; if no choice has been specified, the shares will be voted as recommended by the Board. If any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment.

     With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld with respect to this matter will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. With respect to the approval of an amendment to the Company's 1994 Stock Option Plan, votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions typically will have no impact upon other proposals as may be properly presented at the Meeting since such matters generally require approval by a majority of the votes cast.

     Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors. With respect to all other matters on which brokers do not receive instructions, brokers may refrain from exercising discretionary authority in voting shares on those matters (commonly referred to as "broker non-votes"), and those shares will be considered present and entitled to vote at the Meeting but will not be counted as votes cast as to such matters. Accordingly, broker non-votes will have no effect on the vote.

     Execution of the accompanying proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written or oral notice of revocation to the Secretary of the Company, or by delivering a subsequently executed proxy form, at any time before the proxy is voted.

     Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy form whether or not you plan to attend the Meeting. If you plan to attend the Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy form from the broker or bank assigning voting rights to you for your shares.

                          FLORSHEIM SECURITY OWNERSHIP

     The following table sets forth certain information as of March 20, 2001 regarding the beneficial ownership of shares of Common Stock by (i) each person known by Florsheim to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each director of Florsheim, (iii) each "Named Officer" identified in the Summary Compensation Table on page 10 below and (iv) all directors and executive officers of Florsheim, as a group. Unless noted otherwise, each person has sole voting and investment power over the shares listed as beneficially owned.

                                                                      SHARES BENEFICIALLY OWNED
                                                              ------------------------------------------
                           NAME                               NUMBER OF SHARES    PERCENTAGE OF CLASS(1)
                           ----                               ----------------    ----------------------
5% STOCKHOLDERS:
Apollo Investment Fund, L.P.(2)
  c/o CICB Bank and Trust Company
  (Cayman) Limited
  Edward Street
  Georgetown, Grand Cayman,
  Cayman Islands, British West Indies.....................        2,808,142                33.1%
Artemis America Partnership(3)
  c/o RL&F Services Corporation
  One Rodney Square
  Wilmington, Delaware 19801
            and
Artemis Finance SNC
  5 Boulevard de Latour Maubourg
  75007 Paris, France
            and
Artemis SA
  5 Boulevard de Latour Maubourg
  75007 Paris, France.....................................        2,807,018                33.1%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401..................................          493,100(4)              5.8%
DIRECTORS AND EXECUTIVE OFFICERS:
Richard J. Anglin(5)......................................         --      (6)         --
Bernard Attal.............................................        2,807,018(7)             33.1%
F. Terrence Blanchard.....................................           12,400(8)                *
Peter P. Corritori........................................          144,248(9)              1.7%
Robert H. Falk............................................        2,808,142(10)            33.1%
Michael S. Gross..........................................        2,808,142(10)            33.1%
John J. Hannan............................................        2,808,142(10)            33.1%
Joshua J. Harris..........................................        2,808,142(10)            33.1%
Thomas W. Joseph..........................................           69,750(11)               *
John H. Kissick...........................................        2,808,142(10)            33.1%
Robert A. Mariano.........................................         --                  --
Ronald J. Mueller.........................................                5                   *
Thomas P. Polke...........................................           75,000                   *
L. David Sanguinetti(12)..................................         --      (13)        --
Michael D. Weiner.........................................        2,808,142(10)            33.1%
Directors and executive officers as a group (14
  persons)................................................        6,409,663(14)            75.6%

---------------
  *  Less than one percent

 (1) Percentage calculated with reference to an aggregate of 8,483,651 shares of Common Stock outstanding at March 20, 2001.

 (2) Apollo Advisors, L.P. ("Apollo Advisors"), is the managing general partner of Apollo Investment Fund, L.P. ("Apollo"). The address for Apollo Advisors is 1301 Avenue of the Americas, 38th Floor, New York, New York 10019.

 (3) Artemis Finance SNC and Artemis SA are the general partners of Artemis America Partnership. The principal office of Artemis America Partnership is c/o RL&F Services Corporation, One Rodney Square, Wilmington, Delaware 19801 and the principal office of Artemis Finance SNC and Artemis SA is 5 Boulevard de Latour Maubourg, 75007 Paris, France.

 (4) Based solely on the 13G filed with the Securities and Exchange Commission on February 2, 2001.

 (5) Mr. Anglin terminated his employment with the Company on July 14, 2000.

 (6) Based solely on the Form 3 filed by Mr. Anglin on December 16, 1997 with the Securities and Exchange Commission.

 (7) Mr. Attal is associated with Artemis America Partnership and disclaims beneficial ownership of and a personal interest in the shares beneficially owned by Artemis America Partnership.

 (8) Includes shares subject to options that are exercisable (or will become exercisable by May 19, 2001) to acquire 2,400 shares of Common Stock.

 (9) Includes shares subject to options that are exercisable (or will become exercisable by May 19, 2001) to acquire 68,748 shares of Common Stock.

(10) Messrs. Falk, Gross, Hannan, Harris, Kissick and Weiner (collectively "Apollo Directors") are associated with Apollo Advisors. Each Apollo Director disclaims beneficial ownership of and a personal pecuniary interest in the shares beneficially owned by Apollo Advisors.

(11) Includes shares subject to options that are exercisable (or will become exercisable by May 19, 2001) to acquire 62,250 shares of Common Stock.

(12) Mr. Sanguinetti terminated his employment with the Company on October 27, 2000.

(13) Based solely on the Form 3 filed by Mr. Sanguinetti on August 6, 1997 with the Securities and Exchange Commission.

(14) Includes an aggregate of shares subject to options that are exercisable (or will become exercisable by May 19, 2001) to acquire 133,398 shares of Common Stock by all directors and executive officers, as a group.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     Each of the ten nominees named below has been nominated for election as a director of the Company to serve until the 2002 annual meeting of stockholders, and until his successor has been duly elected and qualified. Each nominee is currently a director of the Company with a term expiring in 2001. All nominees have consented to be named and to serve if elected. If so authorized, the persons named in the accompanying proxy form intend to vote for the election of each nominee. Stockholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the proxy form.

     The ten directors are to be elected by a plurality of the votes cast. If one or more of the nominees should become unavailable to serve at the time of the Meeting, the shares represented by proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. If no substitute is designated, the size of the Board may be reduced. The Board knows of no reason why any of the nominees will be unavailable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES IDENTIFIED BELOW.

     There follows a brief description of each nominee's principal occupation and business experience, age and directorships held in other corporations.

                                                                  FLORSHEIM
                                                                  DIRECTOR
NAME, AGE, PRINCIPAL OCCUPATION OR POSITION, OTHER DIRECTORSHIPS    SINCE
----------------------------------------------------------------  ---------
Bernard Attal, 37.............................................      1996
  Advisor to Artemis America Partnership(a)
  President of Heights Advisors
  Director of Samsonite Corporation
Peter P. Corritori, Jr., 47...................................      2000
  Chairman and Chief Executive Officer of Florsheim Group Inc.
Robert H. Falk, 62............................................      1996
  Officer of Apollo Management, L.P.(b)
  Director of Converse Inc. and Samsonite Corporation
Michael S. Gross, 39..........................................      1996
  Officer of Apollo Management, L.P.(b)
  Director of Allied Waste Industries, Inc., Converse Inc.,
  Encompass Services Corporation, Rare Medium, Inc., Saks
  Incorporated, Sylvan Learning Systems, Inc. and United Rentals
  (North America), Inc.
John J. Hannan, 48............................................      1994
  Officer and Director of Apollo Management, L.P.(b)
  Director of United Auto Group, Inc.
Joshua J. Harris, 36..........................................      1994
  Officer of Apollo Management, L.P.(b)
  Director of Converse Inc. and Quality Distribution, Inc.
John H. Kissick, 59...........................................      1994
  Principal of Apollo Management, L.P.(b)
  Director of Converse Inc. and Quality Distribution, Inc.
Robert A. Mariano, 51.........................................      2001
  Self employed
Ronald J. Mueller, 66.........................................      1994
  Retired President and Chief Executive Officer of Florsheim
Michael D. Weiner, 48.........................................      1995
  Officer of Apollo Management, L.P.(b)
  Director of Converse Inc. and Quality Distribution, Inc.

---------------
(a) Artemis Finance SNC and Artemis SA are the general partners of Artemis America Partnership, a securities investment firm.

(b) Apollo Management, L.P. ("Apollo Capital") is the general partner of Apollo Advisors, the managing general partner of Apollo, a securities investment fund.

     Each of the director nominees has held the same position or other executive positions with the same employer during the past five years, except Mr. Corritori who served as President of Gant USA, an operating division of the Phillip Van Heusen Corporation, from February 1996 until December 1999 and Mr. Mariano who was President, CEO and Director of Dominick's Supermarkets, Inc. from January 1996 to November 1998. Mr. Mariano was elected to the Board on April 3, 2001 to fill the vacancy created by the resignation of Adam Aron.

APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

     On January 9, 2001, the Executive Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") adopted the amended and restated Company's 1994 Stock Option Plan (the "Amendment") to:

     - increase the number of shares of Common Stock authorized to be issued thereunder from 1,000,000 to 2,000,000;

     - expand the eligibility of the 1994 Plan to include certain consultants and advisors who perform services for Florsheim and any subsidiary of Florsheim;

     - allow for cashless exercises of options or by such other method approved by the Compensation Committee;

     - provide for transferability of options to family members or one or more trusts or entities for the benefit of family members;

     - terminate automatically options of employees terminated by Florsheim for "Cause," as defined in the Amendment;

     - provide for restrictions on grants to non-exempt employees pursuant to the Fair Labor Standard Act of 1938, as amended; and

     - update the definition of "Change of Control" to include Artemis America Partnership and remove Lion Advisors, L.P.

     The Amendment was adopted subject to stockholder approval at the Meeting. The principal terms of the 1994 Plan as amended by the Amendment (the "1994 Plan"), are summarized below. The Board of Directors believes it is in the best interest of the Company to adopt the Amendment. The 1994 Plan authorizes grants to key employees, including officers of Florsheim and its subsidiaries, certain consultants and advisors who perform services for Florsheim and its subsidiaries and non-employee members of the Board of Directors of Florsheim, of non-qualified options to purchase shares of Common Stock. The 1994 Plan also authorizes grants to key employees of incentive stock options to purchase shares of Florsheim's Common Stock. The 1994 Plan authorizes an aggregate of 1,000,000 shares of Common Stock to be issued thereunder (subject to adjustments for stock splits, stock dividends and certain other circumstances). The additional 1,000,000 shares authorized under the 1994 Plan are intended to encourage participants to contribute to the long-term growth of the Company, to align their interests with those of the Company's stockholders and to aid the Company in attracting and retaining officers, key employees, consultants, advisors and Board members of outstanding ability. This description of the Amendment is qualified in its entirety by the amended and restated 1994 Stock Option Plan attached hereto as Exhibit A. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING BY THE HOLDERS OF OUTSTANDING SHARES IS REQUIRED TO APPROVE THE AMENDMENT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL.

DESCRIPTION OF THE 1994 PLAN

     Administration of the 1994 Plan is vested in the Compensation Committee, the members of which are ineligible to receive grants under the 1994 Plan. The Compensation Committee has general supervisory and interpretive authority and may determine, subject to the provisions of the 1994 Plan, the individuals to whom grants will be made, the types of options to be granted, and the number of shares to be granted and the terms of exercise of options. The 1994 Plan will terminate in October 2004, subject to the right of the Board to amend, alter, or discontinue the 1994 Plan prior to such date; provided that no such amendment, alteration, or discontinuation shall be made which would impair an existing optionee's rights without the optionee's consent or which, without the approval of stockholders, would increase the number of shares of Common Stock reserved for issuance, change the individuals eligible to receive grants or extend the maximum option period under the 1994 Plan.

     The 1994 Plan authorizes grants to key employees, including officers of Florsheim and its subsidiaries, certain consultants and advisors who perform services for Florsheim and its subsidiaries and non-employee members of the Board of Directors of Florsheim, of non-qualified options to purchase shares of Common Stock. The 1994 Plan also authorizes grants to key employees of incentive stock options to purchase shares of Florsheim's Common Stock. The Compensation Committee has discretion to grant non-qualified options at less than 100% of the fair market value per share of the Florsheim Common Stock on the date of grant. Incentive stock options must be granted with an exercise price of not less than 100% of the fair market value per share of Common Stock on the date of grant, except that the option price of an incentive stock option granted to an employee who owns more than 10% of the shares issuable under the 1994 Plan may not be less than 110% of the fair market value of the shares subject to the option. The exercise price of options granted to persons who are non-exempt employees under the Fair Labor Standard Act of 1938, as amended, may not be less than 85% of the fair market value of the underlying shares, as determined by the Compensation Committee on the date of grant and generally may not be exercisable for at least six months after the date of grant. The closing price of the Company's shares reported on The Nasdaq Smallcap Market for April 9, 2001 was $0.90 per share. Under the 1994 Plan, an optionee may pay the option price in cash, or any other manner approved by the Compensation Committee which may include, payment by delivery of shares owned by the participant and having a fair market value or the date of exercise equal to the option price. On March 20, 2001, options to purchase 1,146,750 shares of Common Stock were outstanding under the 1994 Plan. This includes options for 191,500 shares issued on January 19, 2001 subject to shareholder approval of the increase (20,000 of these shares were issued to a named executive officer). The maximum numbers of shares with respect to which options may be granted to any individual during any calendar year and during the term of the 1994 Plan are 300,000 and 500,000, respectively. The number of shares of Common Stock issuable under the 1994 Plan and to any optionee under the 1994 Plan is subject to adjustment in the event of any reclassification, split-up, stock dividend or like capital adjustment. In the event of a reorganization, merger, consolidation, sale of substantially all of the assets, or liquidation affecting the Company, options granted under the 1994 Plan shall confer upon the holder the right to consideration payable in such transaction to a holder of the number of shares of Common Stock which were subject to the optionee. All options granted under the 1994 Plan become immediately exercisable in the event of a "Change of Control," as defined in the 1994 Plan, and, in the case of options granted on or after March 15, 1996, subsequent termination of employment or service as a result of a material breach by the Company of any employment agreement between the optionee and the Company.

     Grants under the 1994 Plan are exercisable at such dates as the Compensation Committee may in its discretion determine and provide for in particular grants. The term of each grant shall be not more than ten years from the date of grant of the option and the term of an incentive stock option granted to an employee who owns more than 10% of the shares issuable under the 1994 Plan may not exceed five years from the date of grant. To the extent the aggregate fair market value of shares, determined on the date of grant, with respect to which incentive stock options become exercisable for the first time by a participant during any calendar year exceeds $100,000, such incentive stock options will be treated as non-qualified stock options. Generally, options may be exercised only during the term of employment or service to Florsheim or its subsidiaries or within one month following termination or cessation of providing services to Florsheim or any of its subsidiaries (other than for cause). In the event of the death of an optionee while employed by or providing services for Florsheim or any of its subsidiaries, options may be exercised within six months after death. In the event an optionee ceases to be employed by, or provide services to Florsheim or its subsidiaries, because the optionee retires or is permanently disabled, options may be exercised within three months after termination. If optionee ceases to be employed by, or provide services to Florsheim or its subsidiaries, on account of termination for Cause, any option held by the optionee shall terminate. If the Compensation Committee determines that the optionee engaged in conduct that constitutes Cause while employed by or providing services to Florsheim or its subsidiaries, any options held by the optionee shall immediately terminate and the optionee shall forfeit all shares underlying any exercised portion of an option for which Florsheim has not yet delivered the share certificates, upon refund of the option price paid by the optionee. Each option is non-transferable except by will or the applicable laws of descent and distribution and is exercisable during the lifetime of the optionee only by the optionee. The Compensation Committee may provide, in a grant instrument, that an optionee may transfer non-qualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to the terms determined by the Compensation Committee. The transferred stock shall continue to be subject to the same terms and conditions as were applicable to the stock option immediately before the transfer.

     The federal income tax consequences with respect to awards under the 1994 Plan differ depending on the form of stock options granted and certain other circumstances. Grants and exercises of incentive stock options are not taxable events. However, upon the subsequent disposition of shares acquired upon exercise, the optionee will generally realize, as long-term capital gain or loss, the difference between the sale price and the option price, provided the shares are held by the optionee for one year after the date of exercise and two years after the date of grant; however, if the shares are disposed of before the expiration of the one-year and two-year holding periods, the optionee generally will realize ordinary compensation income at the time of the disposition limited to the lesser of (a) the gain, if any, or (b) the excess of the fair market value of the shares at the time the option was exercised over the option price. Florsheim generally will be entitled to a deduction equal to the ordinary compensation income realized by the optionee. Grants of non-qualified stock options are not taxable events. However, upon exercise, the optionee generally will realize ordinary compensation income equal to the excess of the fair market value of the shares so acquired over the option price. Florsheim generally will be entitled to a deduction equal to the ordinary compensation income realized by the optionee.

     Section 162(m) of the tax code disallows a public company's income tax deductions for employee remuneration exceeding $1,000,000 per year paid to the chief executive officer and the other four most highly compensated officers. Compensation that qualifies as "performance compensation" is excluded from the $1,000,000 deductibility cap, and therefore, remains fully deductible by the corporation that pays it. The Company intends that options granted with an exercise price at or above 100% of the fair market value of the underlying Common Stock on the date of grant will qualify as "performance-based compensation."

COMPENSATION AND ORGANIZATION OF BOARD OF DIRECTORS

     The Board met five times during the fiscal year ended December 30, 2000. With the exception of Mr. Hannan and Mr. Gross, each director attended at least 75% of the total number of meetings of the Board and committees of the Board on which he served. Mr. Hannan attended one of the five Board meetings. Mr. Gross was a member of the Audit Committee until April 3, 2001. In 2000, Mr. Gross attended one of the four Audit Committee meetings. Except as described below, each director is paid a monthly fee of $1,000 and a fee of $1,500 plus expenses for each meeting of the Board attended. In addition, for attending a meeting of a committee of the Board, each is paid a fee of $800 plus expenses if the director is a member of the committee or $900 plus expenses if the director is the Chairman of the committee. Such fees are not paid to directors who are employees of Florsheim or a subsidiary of Florsheim.

     The Board has a number of standing committees, including an Executive Committee, an Audit Committee and an Executive Compensation and Stock Option Committee. The Board does not currently have a Nominating Committee.

     The Executive Committee, which is composed of Mr. Gross, Chairman, Mr. Attal, Mr. Corritori and Mr. Harris and which did not meet but did act by unanimous consent during the fiscal year ended December 30, 2000, has the full power of the Board between meetings, with specified limitations relating to major corporate matters.

     The Compensation Committee, which currently consists of Mr. Gross, Chairman, and Mr. Harris and which met once and did act by unanimous consent during the fiscal year ended December 30, 2000. The Compensation Committee reviews and recommends compensation of officers and directors, administers supplementary retirement, performance incentive and stock option plans and counsels regarding compensation of other key employees, management development and succession, and major personnel matters.

     The Audit Committee, which until April 3, 2001 consisted of Mr. Harris, Chairman, and Mr. Gross, and which met four times during the fiscal year ended December 30, 2000, reviews financial information to be presented to stockholders; monitors the integrity of the Company's financial reporting processing and systems of internal controls regarding finance, accounting, and legal compliance; monitors the independence and performance of the Company's independent auditors; provides an avenue of communication among the independent auditors, management, and the Board of Directors; reviews area of potential significant risk to the Company; and monitors compliance with legal and regulatory requirements. As of April 3, 2001, the Audit Committee consists of Mr. Harris, Chairman, Mr. Mariano and Mr. Mueller.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management. The Committee has discussed with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Committee has received written disclosures and the letter from the outside auditors required by independence Standard Board Standard #1, as modified or supplemented, and has discussed with the outside auditors the outside auditors independence. In reliance on the reviews and discussions referred to above, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 30, 2000 for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Audit Committee, with the exception of Mr. Harris, are independent. Nasdaq Rule 4350(d)(2)(b) provides an exemption that in exceptional and limited circumstances a non-independent member of the Board may serve on the Audit Committee. The Board found it in the best interests of the Company and its stockholders that Mr. Harris continue to serve on the Audit Committee. The Audit Committee has a written charter which is included as Exhibit B.

                                          Joshua J. Harris, Chairman
                                          Michael S. Gross

AUDIT FEES

     The aggregate fees for professional services by KPMG LLP rendered for the audit and the reviews of Company's financial statements for the year ended December 30, 2000 were approximately $210,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees for the professional services relating to financial information systems design and implementation fees for the year ended December 30, 2000 were approximately $326,000.

ALL OTHER FEES

     The aggregate fees for all other services rendered by the principal accountant, other than services covered above for the year ended December 30, 2000 were approximately $207,000.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal year depicted, compensation awarded to, earned by or paid to the Chief Executive Officer of the Company, the three individuals other than the Chief Executive Officer who were serving as executive officers on December 30, 2000 and who received salary and bonus of at least $100,000 in 2000 and two additional individuals who served as an executive officer during the last completed fiscal year but was not serving as such on December 30, 2000 (collectively the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                   ANNUAL COMPENSATION             AWARDS
                                             --------------------------------   ------------
                                                                                 SECURITIES
                                                                 OTHER ANNUAL    UNDERLYING     ALL OTHER
                                    FISCAL   SALARY     BONUS    COMPENSATION     OPTIONS      COMPENSATION
NAME AND POSITION                    YEAR       $         $           $              #             $(5)
-----------------                   ------   -------   -------   ------------   ------------   ------------
Peter P. Corritori(1).............   2000    376,808   100,000      78,568(2)     --             --
  Chairman and CEO
Richard J. Anglin(3)..............   2000    240,277     --         --            --             --
  Executive Vice President and       1999    202,692    25,200      --            --               300
  Chief Financial Officer            1998    188,558    18,500      10,300        --             --
F. Terrence Blanchard(4)..........   2000    146,223    22,500      --            --               300
  Vice President, Controller and     1999    119,236    19,600      --              --              --
  Chief Accounting Officer
Thomas W. Joseph..................   2000    200,784     7,500      --            --               300
  Executive Vice President and       1999    180,000    46,500      --            --               300
  President of Retail and            1998    165,865    26,600      --            --               300
  International Divisions
Thomas P. Polke(6)................   2000    118,558    67,500      --            --             --
  Executive Vice President and
  Chief Financial Officer
L. David Sanguinetti(7)...........   2000    317,215     --         --            --             --
  Executive Vice President and       1999    286,000    35,600      --            --               300
  Chief Operating Officer            1998    280,288    33,600      --            --               300

---------------
(1) Mr. Corritori began his employment with the Company on March 23, 2000, and therefore his compensation for fiscal years 1998 and 1999 is not required to be disclosed.

(2) Mr. Corritori's other annual compensation includes a housing allowance ($42,975), certain legal expenses, commuting costs ($22,190), disability policy, and a supplemental medical policy.

(3) Mr. Anglin terminated his employment with the Company on July 14, 2000.

(4) Mr. Blanchard began his employment with the Company on February 8, 1999, and therefore his compensation for fiscal year 1998 is not required to be disclosed.

(5) Amounts shown consist of 401(k) savings plan matching contributions.

(6) Mr. Polke began his employment with the Company on June 24, 2000 and therefore his compensation for fiscal years 1998 and 1999 is not required to be disclosed.

(7) Mr. Sanguinetti terminated his employment with the Company on October 27, 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 30, 2000, Messrs. Gross and Harris each served as members of the Compensation Committee. Messrs. Gross and Harris are associated with Apollo Advisors and Apollo. Florsheim has entered into an agreement with Apollo Advisors pursuant to which Apollo Advisors provides corporate advisory, financial and other consulting services to Florsheim (the "Consulting Agreement"). The Consulting Agreement provides that Florsheim pay Apollo Advisors an annual rate of $400,000 plus out-of-pocket expenses for its services pursuant to the Consulting Agreement, however Apollo Advisors has waived its right to any fee under the Consulting Agreement from October 31, 2000 until August 31, 2002. Apollo has the contractual right to require Florsheim to file a registration statement concerning Apollo's shares and include Apollo's shares in registration statements otherwise filed by Florsheim. Costs and expenses of preparing such registration statements are required to be paid by Florsheim.

STOCK OPTIONS

     The following table discloses options granted to Named Officers during the fiscal year ended December 30, 2000.

                       OPTIONS GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                     % OF                                        STOCK PRICE
                                 NUMBER OF       TOTAL OPTIONS                                APPRECIATION FOR
                                SECURITIES        GRANTED TO     EXERCISE OF                   OPTION TERM(1)
                                UNDERLYING       EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
           NAME              OPTIONS GRANTED #    FISCAL YEAR      ($/SH)         DATE       5%($)       10%($)
           ----              -----------------   -------------   -----------   ----------    -----       ------
Peter P. Corritori, Jr. ...       91,666              16            3.769        3-23-10    217,276      550,621
                                  91,667              16             5.00        3-23-10    288,244      730,468
                                  91,667              16             7.50        3-23-10    432,367    1,095,702
Richard J. Anglin(2).......      --                   --            --            --          --          --
F. Terrence Blanchard......      --                   --            --            --          --          --
Thomas W. Joseph...........       78,000              13            1.063       11-27-10     52,144      132,144
                                  38,000               6             5.00       11-27-10    119,490      302,811
                                  39,000               7             7.50       11-27-10    183,952      466,170
Thomas P. Polke............       78,000              13            1.938        6-24-10     95,066      240,916
                                  38,000               6             5.00        6-24-10    119,490      302,811
                                  39,000               7             7.50        6-24-10    183,952      466,170
L. David Sanguinetti(3)....      --                   --            --            --          --          --

---------------
(1) The dollar amounts under these columns assume 5% and 10% Common Stock appreciation above the referenced exercise price and are the result of assumed rates set forth in the rules promulgated by the Securities and Exchange Commission. Consequently, such values are not intended to forecast possible future appreciation, if any, of the Common Stock price of the Company. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. There can be no assurance that the dollar amounts reflected in these columns will be achieved. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions, as well as the executive officer's continued employment through the vesting period.

(2) Mr. Anglin terminated his employment with the Company on July 14, 2000.

(3) Mr. Sanguinetti terminated his employment with the Company on October 27, 2000.

     The following table contains information concerning options exercised during fiscal year 2000 and unexercised stock options held as of December 30, 2000.

                    AGGREGATED OPTION EXERCISES AND YEAR-END
                                 OPTION VALUES

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                     SHARES                    DECEMBER 30, 2000(#)          DECEMBER 30, 2000($)
                                   ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                               EXERCISE #    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
Peter P. Corritori, Jr. .........    --           --           --            275,000        --            --
Richard J. Anglin(1).............    --           --           --             --            --            --
F. Terrence Blanchard............    --           --           1,200           6,800        --            --
Thomas W. Joseph.................    --           --          50,250         179,750        --            --
Thomas P. Polke..................    --           --           --            155,000        --            --
L. David Sanguinetti(2)..........    --           --           --             --            --            --

---------------
(1) Mr. Anglin terminated his employment with the Company on July 14, 2000.

(2) Mr. Sanguinetti terminated his employment with the Company on October 27, 2000.

RETIREMENT PLANS

     Mr. Joseph participated in the Furniture Brands International, Inc. ("FBI") Retirement Plan, a noncontributory, defined benefit pension plan which was designed to provide retirement benefits upon normal retirement at age 65. Covered remuneration is base salary and incentive compensation (reported, respectively, as "Salary" and "Bonus" in the Summary Compensation Table on page 10 of this proxy statement), and, based on straight life annuity annual benefits at normal retirement, is the greater of (i) the sum of 1.1% of final average compensation (the highest 5 consecutive calendar years of the last ten years) multiplied by years of credited service up to a maximum of 35 years and 0.45% of final average compensation in excess of "covered compensation" as defined by the IRS multiplied by credited service up to a maximum of 35 years, without deduction for Social Security benefits (the "Final Average Pay Formula"), or
(ii) a total of career average accruals for each year of plan participation equal to 1.95% of covered remuneration without deduction for Social Security benefits. As of the date of the Distribution, Mr. Joseph's benefits under the FBI Retirement Plan were frozen and additional defined benefits started to accrue under Florsheim Group Inc. Retirement Plan, a noncontributory, defined benefit pension plan designed to provide retirement benefits upon normal retirement at age 65, which Florsheim had been obligated to fund for benefits accruing after the date of the Distribution. Vesting in the Florsheim Group Inc. Retirement Plan was frozen as of December 31, 2000 and as of February 28, 2001 the Florsheim Group Inc. Retirement Plan terminated. Florsheim is in the process of implementing a new defined contribution plan. It is expected that the combined benefits under all of the pension plans will be substantially similar to benefits that would have accrued under the FBI Retirement Plan and the Florsheim Group Inc. Retirement Plan if such officers remained employees of FBI until retirement at age 65. Benefits payable pursuant to provisions of the foregoing retirement plans may be limited by applicable laws and regulations. A supplemental retirement plan ("SERP") has been adopted by Florsheim to provide for payments from general funds to executive officers of any retirement income that would otherwise be payable pursuant to its retirement plan in the absence of any such limitations.

     As of December 31, 2000, Messrs. Blanchard and Joseph had 1 and 29 years, respectively, credited service under the combined plans. The estimated annual aggregate benefits payable at normal retirement under the Final Average Pay Formula taking into account (i) the combined benefits of the FBI and Florsheim plans, (ii) the effects of integration with Social Security benefits and (iii) the effects of the Company's SERP as described above for Messrs. Blanchard and Joseph as of December 31, 2000 was $2,111 and $80,874, respectively.

CERTAIN AGREEMENTS

PETER P. CORRITORI EMPLOYMENT AGREEMENT

     Florsheim entered into an Employment Agreement with Mr. Corritori, dated March 23, 2000 (the "Corritori Employment Agreement"), providing for an initial employment term commencing on March 23, 2000 and continuing until March 22, 2003. On each March 23, the employment term will be automatically extended for an additional year unless Florsheim or Mr. Corritori provide notice to the other to the contrary. The Corritori Employment Agreement provides for: (i) the employment of Mr. Corritori as the Chairman of the Board and Chief Executive Officer (and in such other officer positions as may be designated by the Board);
(ii) the payment to Mr. Corritori of a salary at an annual rate of not less than $485,000 (the "Base Compensation"); (iii) the entitlement of Mr. Corritori to earn an annual bonus of up to 75% of the Base Compensation; (iv) a grant of options to purchase 275,000 shares of Common Stock pursuant to the 1994 Plan; and (v) in connection with Mr. Corritori's relocation to Chicago, payment of reasonable moving, temporary housing and housing closing costs and expenses.

     If Mr. Corritori's employment is terminated by Florsheim other than for Cause (as defined in the Corritori Employment Agreement), death or disability, Mr. Corritori will be entitle to receive as severance, for the balance of the Employment Term or two years whichever is greater, an amount equal to Mr. Corritori's Base Compensation plus his annual bonus, to the extent it was earned in the year of termination.

     On April 5, 2001, the Compensation Committee approved a resolution amending the Corritori Employment Agreement and on April 5, 2001 Florsheim and Mr. Corritori entered into an agreement as follows: (i) provide housing for the first thirty-six months of the Corritori Employment Agreement (an increase of twelve months) or until Mr. Corritori relocates to the Chicago area; (ii) update the change in control provision to reflect the change in Apollo's Investment Fund Inc.'s ownership; and (iii) reimburse Mr. Corritori for the income tax due by Mr. Corritori of any deemed compensation relating to Florsheim's payment of housing or commuting expenses for the first twenty-four months of the Corritori Employment Agreement.

THOMAS P. POLKE EMPLOYMENT AGREEMENT

     Florsheim entered into an Employment Agreement with Thomas P. Polke, dated June 24, 2000 (the "Polke Employment Agreement"), providing for an initial employment term commencing on June 24, 2000 and continuing until December 23, 2001. On each December 24, the employment term will be automatically extended for an additional year unless Florsheim or Mr. Polke provide notice to the other to the contrary. The Polke Employment Agreement provides for: (i) the employment of Mr. Polke as Chief Financial Officer and Executive Vice President (and in such other officer positions as may be designated by the Board); (ii) the payment to Mr. Polke of a salary at an annual rate of not less than $225,000 (the "Base Compensation"); (iii) the entitlement of Mr. Polke to earn an annual bonus of 60% of his Base Compensation upon the Company's achievement of budget (however, for the fiscal year ending December 30, 2000, Mr. Polke has a guaranteed minimum bonus of $67,500); and (iv) a grant of options to purchase 155,000 shares of Common Stock pursuant to the 1994 Plan.

     If Mr. Polke's employment is terminated by Florsheim other than for Cause (as defined in the Polke Employment Agreement), death or disability, Mr. Polke will be entitle to receive as severance, for a period of eighteen months, an amount equal to Mr. Polke's Base Compensation plus his pro-rated bonus for the fiscal year in which his employment terminates, to the extent it was earned in the year of termination.

RICHARD J. ANGLIN AND L. DAVID SANGUINETTI EMPLOYMENT SECURITY AGREEMENTS

     On December 13, 1999, Florsheim entered into an Employment Security Agreement with each of Richard J. Anglin and L. David Sanguinetti (the "Anglin and Sanguinetti Employment Security Agreements"). The Anglin and Sanguinetti Employment Security Agreements provided that, for termination other than for Cause (as defined in the Anglin and Sanguinetti Employment Security Agreements) or termination by the employee for Good Reason (as defined in the Anglin and Sanguinetti Employment Security

Agreements), Messrs. Anglin and Sanguinetti would each receive one and one-half times the amount equal to (i) such employee's annual base salary rate (at the highest rate in effect) and (ii) the average incentive payment made to such employee for the immediately preceding two fiscal years. Mr. Anglin terminated his employment on July 14, 2000 and the Anglin Employment Security Agreement terminated on such date. Mr. Sanguinetti terminated his employment on October 27, 2000 and the Sanguinetti Employment Security Agreement terminated on such date.

F. TERRENCE BLANCHARD EMPLOYMENT SECURITY AGREEMENT

     On December 14, 1999, Florsheim entered into an Employment Security Agreement with F. Terrence Blanchard (the "Blanchard Employment Security Agreement"). The Blanchard Employment Security Agreement provides that, for termination other than for Cause (as defined in the Blanchard Employment Security Agreement) or termination by the employee for Good Reason (as defined in the Blanchard Employment Security Agreement), Mr. Blanchard will receive one times the amount equal to (i) his annual base salary rate (at the highest rate in effect) and (ii) the average incentive payment made to such employee for the immediately preceding two fiscal years.

THOMAS W. JOSEPH EMPLOYMENT SECURITY AGREEMENT

     On October 25, 2000, Florsheim entered into an Employment Security Agreement with Mr. Thomas W. Joseph (the "Joseph Employment Security Agreement"). The Joseph Employment Security Agreement provides that, for termination other than for Cause (as defined in the Joseph Employment Security Agreement) or termination by Mr. Joseph for Good Reason (as defined in the Joseph Employment Security Agreement), Mr. Joseph will receive an amount equal to (i) his annual base salary rate (at the highest rate in effect) and (ii) the average incentive payment made to Mr. Joseph for the immediately preceding two fiscal years.

EXECUTIVE COMPENSATION AND STOCK OPTION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

     Among its responsibilities, the Compensation Committee reviews the compensation of the officers of Florsheim and makes recommendations to the Board concerning executive compensation matters.

     In its deliberations, the Compensation Committee is guided by certain fundamental considerations, including the need to attract and retain talented, key executives, the need to provide both short-term and long-term incentives to focus executive performance on the achievement of Company objectives and the development and implementation of compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior management with those of its stockholders.

     The Compensation Committee, which met once and acted several times by unanimous consent, (i) recommended increased base salary levels for certain other executive positions, (ii) established bonus parameters based upon performance against pre-determined financial targets and (iii) recommended the continuation of the Florsheim Executive Incentive Plan for 2001.

     The Company's compensation program for senior management is comprised of base salary, annual performance bonuses, long term incentive compensation in the form of stock options and benefits available generally to the Company's employees.

     Base salary levels for each of the Company's executive officers (i) are set generally to be competitive with other retail and footwear companies and companies of comparable size, (ii) take into consideration the position's complexity, responsibility and need for special expertise, and (iii) take into account individual experience and performance.

     During each fiscal year, the Compensation Committee considers the desirability of granting to officers and other employees of the Company stock options under the 1994 Plan. The objective of the 1994 Plan is to align senior management and stockholder interests by creating a strong and direct link between the executive's accumulation of wealth and stockholder return and to enable executives to develop and maintain a significant ownership position in Florsheim Common Stock. See "Summary Compensation Table" and "Aggregated Fiscal Year End Option Values."

     Section 162(m) of the tax code disallows a public company's income tax deductions for employee remuneration exceeding $1,000,000 per year paid to the chief executive officer and the other four most highly compensated officers. There is an exception, however, for qualified "performance-based compensation." The Company has been advised that, under Section 162(m) and the final regulations thereunder, grants made under the 1994 Plan prior to the 1996 annual meeting of stockholders represent qualified "performance-based compensation" pursuant to Section 162(m) of the tax code.

                                          Michael S. Gross, Chairman
                                          Joshua J. Harris

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph shows the cumulative total stockholder return (assuming reinvestment of dividends), following assumed investment of $100 in shares of Common Stock for the past five fiscal years. The indices shown below are included for comparative purposes only and do not necessarily reflect Florsheim's opinion that such indices are an appropriate measure of the relative performance of the Common Stock.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------------
                                                  1995        1996        1997        1998        1999        2000
----------------------------------------------------------------------------------------------------------------------
 Florsheim Group                                 100.00      156.67      168.32      126.67       74.99       14.16
 S&P 500                                         100.00      122.96      163.98      210.84      255.23      232.00
 S&P Retail Stores -- Footwear                   100.00      166.22      112.02      109.65      130.04      157.39

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company believes that all filings required to be made during fiscal year 2000 were made on a timely basis.

                                 OTHER MATTERS

     Neither the Board nor management knows of any matters other than those items set forth above that will be presented for consideration during the Meeting. However, if other matters should properly come before the meeting, it is intended that the persons named in the proxies will vote, act and consent in accordance with their best judgment with respect to any such matters.

                       PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals submitted for inclusion in Florsheim's proxy materials for the 2002 annual meeting should be addressed to the Secretary of Florsheim and must be received at Florsheim's executive offices not later than December 13, 2001. Upon receipt of any such proposal, Florsheim will determine whether or not to include such proposal in the proxy statement and proxy form in accordance with SEC regulations governing the solicitation of proxies.

                                          By order of the Board of Directors,

                                          Larry R. Solomon
                                          Secretary

April 12, 2001.

EXHIBIT A

                              FLORSHEIM GROUP INC.
                             1994 STOCK OPTION PLAN
                (AS AMENDED AND RESTATED AS OF JANUARY 9, 2001)

1. OBJECTIVES OF THE PLAN.

     Florsheim Group Inc. 1994 Stock Option Plan (the "Plan") of Florsheim Group Inc. (the "Corporation") is intended to encourage and provide opportunities for ownership of the Corporation's Common Stock by (i) key employees (including officers) of the Corporation and any subsidiaries of the Corporation; (ii) certain consultants and advisors who perform services for the Corporation and any subsidiaries of the Corporation; and (iii) non-employee members of the Board of Directors of the Corporation (the "Board"). The Plan is also intended to provide incentives for such individuals to put forth maximum efforts for the successful operation of the Corporation and its subsidiaries. By extending to such individuals the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders by making it possible for the Corporation and its subsidiaries to attract and retain the best available talent and by providing such individuals with added incentives to increase the value of the Corporation's stock.

2. STOCK SUBJECT TO THE PLAN.

     There are reserved for issue under the Plan 2,000,000 shares of the Common Stock, without nominal or par value, of the Corporation (the "Shares"). Such Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Corporation. The maximum number of Shares with respect to which options may be granted to any individual during any calendar year is 300,000 and the maximum number of Shares with respect to which options may be granted to any individual during the term of the Plan is 500,000.

3. ADMINISTRATION.

     Subject to the express provisions of the Plan, the Plan shall be administered by the Executive Compensation and Stock Option Committee of the Board (the "Committee"), and the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, options, if any, shall be granted, the type of option to be granted (e.g., incentive or nonqualified) and the number of Shares to be subject to an option. Subject to the express provisions of the Plan, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations regarding it, and to take whatever action is necessary to carry out the purposes of the Plan. The Committee's determinations on matters referred to in this Section 3 shall be conclusive.

4. THE COMMITTEE.

     The Committee shall consist of two or more members of the Board. The Committee shall be appointed by the Board, which may from time to time designate the number to serve on the Committee, appoint members of the Committee in substitution for members previously appointed and fill vacancies, however caused, in the Committee. No member of the Board while a member of the Committee shall be eligible to receive an option under the Plan.

     The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of the members shall constitute a quorum. Any determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5. ELIGIBILITY.

     Options may be granted to key employees (which term as used herein includes officers) of the Corporation and of its subsidiary corporations (the "subsidiaries") as the term "subsidiary corporation" is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, (the "Code") and non-employee members of the Board. Consultants and advisors who perform services for the Corporation or any of its subsidiaries shall be eligible to participate in the Plan provided such individuals render bona fide services to the Corporation or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and such individuals do not directly or indirectly promote or maintain a market for the Corporation's securities.

     For the purposes of the Plan the term "employee" shall be an individual with an "employment relationship" as defined in Section 421 (Treasury Regulation
Section 1.421-7(h)) of the Code. Nothing contained in the Plan shall be construed to limit the right of the Corporation to grant options otherwise than under the Plan in connection with (i) the employment of any person, (ii) the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of another corporation, firm or association, including grants to employees thereof who become employees of the Corporation or a subsidiary, or
(iii) other proper corporate purposes.

6. NONQUALIFIED STOCK OPTIONS.

     Unless it is designated an incentive stock option by the Committee, any option granted under the Plan shall be nonqualified and shall be in such form as the Committee may from time to time approve. Any such nonqualified stock option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price of Shares purchasable under an option shall be determined by the Committee in accordance with procedures established by the Committee.

          (b) Option Period. The term of an option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

          (c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant; provided, however, that except as provided in Subsections (f), (g) and (h) of this
     Section 6, no option may be exercised at any time unless the holder is employed by, or providing service to the Corporation or a subsidiary as an employee, a consultant, an advisor, or a non-employee member of the Board and has continuously been employed by, or provided service to the Corporation or a subsidiary at all times since the date of granting of the option. If any option granted under the Plan shall expire or terminate for any reason without ever having been exercised in full, the unissued shares subject thereto shall again be available for the purposes of the Plan. The proceeds of the sale of Shares subject to options are to be added to the general funds of the Corporation.

          (d) Method of Exercise. Options which are exercisable may be exercised in whole or in part at any time during the option period, by completing and delivering to the Corporation an option exercise form provided by the Corporation specifying the number of Shares to be purchased. Such form shall be accompanied by payment in full of the option price (w) in cash,
     (x) with approval of the Committee, by delivering Shares owned by the optionee (including Shares acquired in connection with the exercise of an option, subject to such restrictions as the Committee deems appropriate) and having a fair market value on the date of exercise equal to the option price or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the option price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. Shares used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Corporation with respect to the option. No Shares shall be issued until full payment therefor has been made.

          (e) Nontransferability of Options. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide, in a grant instrument, that an optionee may transfer nonqualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the optionee receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

          (f) Termination by Reason of Death. If an optionee dies while employed by or providing service for the Corporation or any subsidiary, as to those Shares with respect to which the option had become exercisable (under the provisions of the particular option) on the date of death, the stock option may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, during a period of six months from the date of such death or until the expiration of the stated period of the option, whichever period is shorter.

          (g) Termination by Reason of Retirement or Permanent Disability. If an optionee ceases to be employed by, or provide service to the Corporation or any subsidiary because the optionee retires or is permanently disabled, as to those Shares with respect to which the option had become exercisable (under the provisions of the particular option) on the date of termination, any stock option held by such optionee may thereafter be exercised during a period of three months from the date of such termination or the expiration of the stated period of the option, whichever period is shorter; provided, however, that if the optionee dies within such three-month period, any unexercised stock option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of six months from the date of such death or for the stated period of the option, whichever period is shorter.

          (h) Termination for Cause. If an optionee ceases to be employed by, or provide services to the Corporation or any such subsidiary on account of a termination for Cause by the Corporation or any such subsidiary, any option held by the optionee shall terminate as of the date the optionee ceases to be employed by, or provide services to the Corporation or any such subsidiary. In addition, notwithstanding any other provisions of this
     Section 6, if the Committee determines that the optionee has engaged in conduct that constitutes Cause at any time while the optionee is employed by, or providing services to the Corporation or any such subsidiary or after the optionee ceases to be employed by, or provide services to the Corporation or a subsidiary, any option held by the optionee shall immediately terminate, and the optionee shall automatically forfeit all Shares underlying any exercised portion of an option for which the Corporation has not yet delivered the share certificates, upon refund by the Corporation of the option price paid by the optionee for such shares. Upon any exercise of an option, the Corporation may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture. For purposes of the Plan, "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the optionee (i) has breached his or her employment or service contract with the Corporation or subsidiary, (ii) has engaged in disloyalty to the Corporation or any subsidiary, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Corporation or any subsidiary to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the optionee and the Corporation or any subsidiary or (v) has engaged in such other behavior detrimental to the interests of the Corporation or any subsidiary as the Committee determines. This Section 6(h) shall only apply to options granted on or after January 9, 2001.

          (i) Other Termination. If an optionee ceases to be employed by, or provide service to the Corporation or a subsidiary for any reason other than death, permanent disability, retirement, or Cause, as to those Shares with respect to which the option had become exercisable (under the provisions of the particular option) on the date of termination, any option held by such optionee may thereafter be exercised during a period of one month from the date of such termination or the expiration of the stated period of the option, whichever period is shorter; provided, however, that if the optionee dies within such one-month period, any unexercised option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of six months from the date of such death or for the stated period of the option, whichever period is shorter.

          (j) Option Buyout. The Committee may at any time offer to repurchase an option, other than an option which has been held for less than six months by an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act"), based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

7. INCENTIVE STOCK OPTIONS.

     Any option granted to an employee under the Plan shall, at the discretion of the Committee, qualify as an incentive stock option as defined in Section 422(b) of the Code and shall be in such form as the Committee may from time to time approve. Any such incentive stock option shall be subject to the following terms and conditions in addition to those set forth in Section 6 and shall contain such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

          (a) Eligibility. Incentive stock options may be granted only to employees of the Corporation or a subsidiary. Incentive stock options shall not be granted to any individual who, at the time the option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or its parent corporation (as the term "parent corporation" is defined in Section 424(e) of the Code) or its subsidiaries (a "Ten Percent Shareholder") unless: 1) the option price is at least 110% of the fair market value of the Shares subject to the option, and 2) the option states that it is not exercisable after the expiration of five years from the date the option is granted. Incentive stock options shall not be granted to a person who is not a Ten Percent Shareholder unless the option price is at least 100% of the fair market value of the Shares subject to the option on the date the option is granted.

          (b) Limitation on Exercise of Options. The maximum aggregate fair market value (determined at the time an option is granted) of the Shares with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and its parent corporation and subsidiaries) shall not exceed $100,000. If the foregoing $100,000 limit is exceeded with respect to an incentive stock option on account of the acceleration of the exercise of the option pursuant to Section 8 of the Plan, the portion of the incentive stock option in excess of the $100,000 limit shall be treated as a nonqualified stock option. If the provisions of this Section limit the exercisability of certain incentive stock options which would otherwise become exercisable on account of termination of employment, the Committee, in its sole discretion, shall determine the times at which such incentive stock options become exercisable so that the provisions of this Section 7(b) are not violated; provided, that in no event shall any incentive stock option be exercisable more than ten years from the date it is granted (five years in the case of incentive stock options granted to Ten Percent Shareholders (described in Section 7(a)).

8. GRANTS TO NON-EXEMPT EMPLOYEES.

     Notwithstanding the foregoing, options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an option price not less than 85% of the fair market value of the Shares subject to the option on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such options may become exercisable, as determined by the Committee, upon the grantee's death, disability, or retirement, or upon a Change of Control, as defined below, or other circumstances permitted by the applicable regulations).

9. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

     The aggregate number and class of shares reserved under the Plan and with respect to which options may be granted to any individual, the number and class of shares subject to each option granted pursuant to the Plan and the option price per Share payable under each such option shall be appropriately and equitably adjusted in the event of: any reclassification or increase or decrease in the number of the issued Shares of the Corporation by reason of a split-up or consolidation of Shares; the payment of a stock dividend; a recapitalization; a combination or exchange of Shares; a spin-off; or any like capital adjustment.

     Subject to the next paragraph, if the Corporation shall be reorganized or shall be merged with or into or consolidated with any other corporation, or shall sell all or substantially all of its assets or effect a complete liquidation, each option, if any, then outstanding under the Plan, shall thereafter apply to such number and kind of securities, cash or other property as would have been issuable by reason of such reorganization, merger, consolidation, sale or liquidation to a holder of the number of Shares which were subject to the option, if any, immediately prior to such transaction.

     In the event of a proposed transaction of the type set forth in the preceding paragraph, the Committee may determine that each option then outstanding under the Plan, shall terminate as of a date to be fixed by the Committee and approved by the Board upon not less than thirty days' written notice to the optionee; and may further determine when and to the extent that, any option granted at least six months prior to such event to any optionee who has been an employee, a consultant, an advisor, or a non-employee member of the Board for one year or more prior to the date of such notice, shall be accelerated and such optionee shall be entitled to exercise such option without regard to any installment provision of the option prior to the termination date fixed in said notice; provided, however, that in no event shall the Committee have the right to make any determination provided for in this paragraph, if doing so would make any transaction ineligible for pooling of interest accounting treatment under APB No. 16 or any successor provision that but for such determination would be eligible for such treatment.

     All adjustments under this Section 9 shall be made by the Committee, subject to the approval of the Board, which action shall be final and conclusive.

     Anything to the contrary notwithstanding, upon a Change of Control (as hereinafter defined) and, in the case of options granted on or after March 15, 1996, subsequent termination of an optionee's employment by the Corporation or by the optionee as a result of a material breach by the Corporation of any employment agreement between the optionee and the Corporation, each option granted prior to such Change of Control shall become immediately exercisable in full. As used herein, "Change of Control" shall mean any of the following events:

          (a) The acquisition (other than (i) from the Corporation or (ii) by Apollo (as herein defined) or Artemis (as hereinafter defined)) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act, excluding, for this purpose, the Corporation or its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding Shares or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors if the beneficial ownership of such person, entity or "group" exceeds the beneficial ownership of Shares and the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors held by any person or entity that acquired such Shares or securities having such voting power from the Corporation and by both Apollo and Artemis; or

          (b) Individuals who, as of the first anniversary of the Effective Date (as defined in Section 13), constitute the Board (as of such date, the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the first anniversary of the Effective Date whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be considered as though such person were a member of the Incumbent Board; or

          (c) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation, in each case, unless the transaction was approved by a majority of the directors then comprising the Incumbent Board.

     For purposes of the definition of "Change of Control", the term "Apollo" shall mean Apollo Advisors, L.P. and any entity that controls, is controlled by or is under common control with Apollo Advisors, L.P., including accounts under common management. For purposes of the definition of "Change of Control", the term "Artemis" shall mean Artemis America Partnership and any entity that controls, is controlled by or is under common control with Artemis America Partnership including accounts under common management.

10. AMENDMENTS AND TERMINATION.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee under an option without the optionee's consent, or which without the approval of the stockholders would, except as is provided in Section 9, increase the total number of Shares reserved for the purpose of the Plan, change the employees or class of employees eligible to participate in the Plan, or extend the maximum option period under Section 6(b).

     The Committee may amend the terms of any option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any optionee without the consent of the optionee. The Committee may also substitute new options for previously granted options, including substitution for previously granted options having higher option prices.

11. GENERAL PROVISIONS.

     (a) The Committee may require each person purchasing Shares pursuant to an option under the Plan to represent to and agree with the Corporation in writing that the optionee is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     (b) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12. TAXES.

     Following exercise of an option, the optionee shall, no later than the date as of which an amount related to the option exercise first becomes includable in the gross income of the optionee for federal, state or local tax purposes, pay to the Corporation, or make arrangements satisfactory to the Corporation regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such amount and the Corporation and its subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee.

13. EFFECTIVE DATE OF PLAN.

     The Plan became effective on October 19, 1994 the date it was adopted by the Board and by the Corporation's then sole stockholder (the "Effective Date"). The Plan as amended and restated shall be effective as of January 9, 2001, the date as of which it is adopted by the Board, subject to stockholder approval.

14. TERM OF PLAN.

     No option shall be granted pursuant to the Plan more than 10 years after the Effective Date, but options theretofore granted may extend beyond and be exercised after that date.

EXHIBIT B

                              FLORSHEIM GROUP INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Review financial information to be provided to stockholders.

     - Monitor the integrity of the Company's financial reporting processing and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors.

     - Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     - Review areas of potential significant financial risk to the Company.

     - Monitor compliance with legal and regulatory requirements.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee may retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee shall be comprised of at least three directors, each of whom shall be independent, as determined by the Board of Directors and in accordance with the applicable provisions of the Marketplace Rules of the National Association of Securities Dealers, Inc. applicable to the Nasdaq Stock Market. Audit Committee members also shall satisfy the qualification requirements of the Nasdaq Stock Market for audit committee membership.

     The Board of Directors shall appoint the members of the Audit Committee. If the Chairman of the Audit Committee is not designated or present, the members of the Committee may designate a Chairman by majority vote of the Committee membership.

     The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee should communicate with management and the independent auditors quarterly to review the Company's interim financial statements and any significant findings based upon the auditors' review procedures before the Company's Quarterly Report on Form 10-Q is filed with the Securities and Exchange Commission.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     In fulfilling its responsibilities, the Audit Committee is expected to perform the following procedures:

          1. Review and reassess the Charter of the Audit Committee at least annually and recommend to the Board of Directors, as appropriate, amendments to the Charter.

          2. Review the Company's annual audited financial statements prior to filing or distribution. In conducting its review, the Audit Committee should discuss the following matters with management and the independent auditors:

             a. The independent auditors' audit of the financial statements and its report thereon.

             b. Any significant changes required in the independent auditors' audit plan.

             c. Any significant difficulties encountered during the course of the audit (including any restriction on the scope of work or access to required information).

             d. Any significant disagreement among management and the independent auditors in connection with preparation of the financial statements.

             e. Other matters related to the conduct of the audit which are communicated to the Audit Committee under generally accepted auditing standards.

          3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

          4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items communicated by the independent auditors in accordance with Statement on Auditing Standards No. 61 (see Item 11).

  Duties Relating to the Independent Auditors

     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the stockholders. Accordingly, the Audit Committee is expected to perform the following activities with, or as they relate to, the independent auditors:

          5. Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors.

          7. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

          8. On an annual basis, the Committee should review, and discuss with the independent auditors, all significant relationships the independent auditors have with the Company that could impair the auditors' independence. This review should include, without limitation, the following:

             a. Receiving a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Statement No. 1.

             b. Actively engaging in a dialog with the independent auditor with respect to any disclosed relationships or services that may have an impact on the objectivity and independence of the independent auditor.

          9. Review the independent auditors audit plan. This review should include a discussion of scope, staffing, locations, reliance upon management and general audit approach.

          10. Prior to releasing the year-end earnings, discuss, out of the presence of management, the results of the audit with the independent auditors. The discussion should include the matters set forth in item 2, as well as the following:

             a. The adequacy of the Company's internal controls, including computerized information system controls and security.

             b. Any related significant findings and recommendations of the independent auditor together with management's responses to them.

             c. The independent auditor's judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Without limiting the foregoing, the Audit Committee is expected to inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

  Legal Compliance

          11. On at least an annual basis, review with the Company's counsel:

             a. any legal matters that could have a significant impact on the Company's financial statements.

             b. the Company's compliance with applicable laws and regulations.

             c. inquiries received from regulators or government agencies.

          12. Review reports concerning any significant fraud or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

  Other Audit Committee Responsibilities

          13. Recommend to the Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

          14. Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's proxy statement relating to the annual meeting of stockholders.

          15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          16. Maintain minutes of meetings and periodically report to the Board of Directors on its activities.

          17. Review, and update periodically a Code of Ethical Conduct and discuss whether management has established a system to enforce this Code.

          18. Review management's monitoring of the Company's compliance with the Code of Ethical Conduct and discuss whether management has the proper review system in place to discuss whether the Company's financial statements, reports and other financial information disseminated to government organizations and the public satisfy legal requirements.

          19. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officer's related party transactions and potential conflicts of interest.

PROXY                           FLORSHEIM GROUP INC.                       PROXY

                                    FLORSHEIM

                  PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints P.P. Corritori Jr., M.S. Gross, and J.J. Harris, and each of them with power of substitution, proxy or proxies to represent the undersigned, and to vote all shares of Common Stock the undersigned would be entitled to vote at the annual meeting of the stockholders of Florsheim Group Inc. to be held at 10 a.m., local time, on Wednesday, May 16, 2001, at the Swissotel, 323 East Wacker Drive, Chicago, Illinois, and at any adjournment thereof, upon the items set forth in the proxy statement for the meeting and identified below.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

         I.      Election of Ten directors:
                 Nominees:  B. Attal, P.P. Corritori Jr., R.H. Falk,
                            M.S. Gross, J.J. Hannan, J.J. Harris, J.H. Kissick,
                            R. Mariano, R.J. Mueller and M.D. Weiner,

         II.     Approval of an amendment to the Company's 1994 Stock Option
                 Plan,

         III. In their discretion, upon such other matters as may properly come before the meeting.

PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE AND RETURN PROMPTLY.

                                                                     SEE REVERSE
                                                                           SIDE.

                              FLORSHEIM GROUP INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. / /

     A VOTE FOR ITEMS 1, 2, AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.
             SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE.


                                                                                                                 FOR ALL
1.       Election of Directors.                                                             FOR      WITHHELD    EXCEPT
         Nominees: (see reverse)                                                            / /         / /        / /

For, except vote withheld from the following nominee(s):

                                                                                                                FOR ALL
                                                                                            FOR     WITHHELD    EXCEPT
2.       Approval of an amendment to the                                                    / /        / /        / /
         Company's 1994 Stock Option Plan.

3.       In their discretion, to transact such
         other business as may properly
         come before the meeting or any
         adjournment thereof.

         Date:
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         Signature(s):
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         Signature(s):
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NOTE:    (PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTOR, ADMINISTRATOR,
         TRUSTEE, ETC. SHOULD SO INDICATE.)